Exhibit 10.3

Shenandoah Telecommunications Company

Registration Rights Agreement

April 1, 2024

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(l)	Settlement of Transfers and De-Legending	22
(m)	Certain Covenants Relating to Underwritten Offerings	22
Section 7.	Expenses	23
Section 8.	Certain Agreements and Representations of the Holders	23
(a)	Provision of Information	23
(b)	Use of Offering Materials	23
(c)	Covenants Relating to Blackout Periods	23
Section 9.	Indemnification and Contribution	23
(a)	Indemnification by the Company	23
(b)	Indemnification by the Holders	24
(c)	Indemnification Procedures	24
(d)	Contribution Where Indemnification Not Available	26
(e)	Remedies Not Exclusive	26
Section 10.	Termination of Registration Rights	27
Section 11.	Rule 144	27
Section 12.	Subsequent Holders	27
Section 13.	Miscellaneous	27
(a)	Notices	27
(b)	Amendments and Waivers	28
(c)	Third Party Beneficiaries	29
(d)	Governing Law; Waiver of Jury Trial	29
(e)	Submission to Jurisdiction	29
(f)	No Adverse Interpretation of Other Agreements.	29
(g)	Successors	29
(h)	Severability	29
(i)	Counterparts	30
(j)	Table of Contents, Headings, Etc	30
(k)	Entire Agreement	30
(l)	Specific Performance	30

Exhibits
Exhibit A: Form of Notice and Questionnaire		A-1

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Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT, dated as of April 1, 2024, among Shenandoah Telecommunications Company, a Virginia corporation (the “Company”), and the Investors signatory hereto (collectively, the “Investors”).

WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Investment Agreement (as defined in Section 1).

THEREFORE, each party to this Agreement agrees as follows.

Section 1.                Definitions.

“Affiliate” has the meaning set forth in Rule 144.

“Agreement” means this Registration Rights Agreement, as amended or supplemented from time to time.

“As-Exchanged Exchangeable Preferred Stock Ownership Percentage” means, with respect to any Holder(s) as of any time, a fraction (a) whose numerator is the aggregate number of Registrable Underlying Securities owned, or issuable upon exchange of Exchangeable Preferred Stock owned, by such Holder(s) as of such time; and (b) whose denominator is the aggregate number of Registrable Underlying Securities that are then outstanding or are issuable upon exchange of all Exchangeable Preferred Stock then outstanding; provided, however, that, for purposes of this definition, (i) Registrable Underlying Securities not relating to any Exchangeable Preferred Stock that was issued pursuant to the Investment Agreement will be disregarded; and (ii) the number of Registrable Underlying Securities issuable upon exchange of the Exchangeable Preferred Stock will be determined without regard to clause (B) of the proviso to Section 10(e)(i) or to Section 10(h)(i) of the Certificate of Designations. Solely for purposes of this definition, Exchangeable Preferred Stock or Registrable Underlying Securities owned by the Company or any of its Affiliates will be deemed not to be outstanding.

“Blackout Commencement Notice” has the meaning set forth in Section 5(a)(i).

“Blackout Period” has the meaning set forth in Section 5(a)(iv).

“Blackout Termination Notice” has the meaning set forth in Section 5(a)(iv).

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Certificate of Designations” means the Certificate of Designations of the Company establishing the terms of the Exchangeable Preferred Stock, as the same may be amended or supplemented from time to time.

“Common Stock” means the common stock, no par value, of the Company.

“Common Stock Change Event” has the meaning ascribed to “Parent Common Stock Change Event” in the Certificate of Designations.

“Company” means Shenandoah Telecommunications Company, a Virginia corporation.

“Company Trading Policy” means the insider trading policy of the Company, as the same is in effect on the date of the Investment Agreement and any subsequent amendments, supplements, waivers or other modifications thereto, but not giving effect to any provisions in such amendments, supplements, waivers or modifications, if any, that expand the trading restrictions applicable to Investor Directors or its affiliates or related parties unless, and only to the extent, required by applicable securities laws.

“Exchangeable Preferred Stock” means the Subsidiary Issuer’s Series A Participating Exchangeable Perpetual Preferred Stock, $0.01.

“Demand Underwriting Registration Notice” has the meaning set forth in Section 3(a).

“Demand Underwriting Registration Statement” means each registration statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Underwritten Offering pursuant to Section 3. For the avoidance of doubt, the Demand Underwriting Registration Statement may, at the Company’s election, be the General Resale Registration Statement.

“Demand Underwriting Registration Statement Documents” means any Demand Underwriting Registration Statement, all pre- and post-effective amendments thereto, the related prospectus (including any preliminary prospectus), all supplements to such prospectus (including any preliminary prospectus supplements), the documents incorporated by reference in any of the foregoing and each related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act).

“Demand Underwritten Offering” has the meaning set forth in Section 3(a).

“Demand Underwritten Offering Designated Holder Counsel” has the meaning set forth in Section 3(b)(iii).

“Demand Underwritten Offering Holder Representative” has the meaning set forth in Section 3(b)(ii).

“Demanding Notice Holders” has the meaning set forth in Section 3(a).

“Depositary” means The Depository Trust Company or any other entity acting as securities depositary for any of the Registrable Underlying Securities.

“Designated Holder Counsel” has the following meaning: (a) with respect to the General Resale Registration Statement, a single counsel that is designated and appointed, by one or more Notice Holders whose aggregate As-Exchanged Exchangeable Preferred Stock Ownership Percentage exceeds fifty percent (50%) (with written notice of such designation and appointment to the Company by such Notice Holders), to serve as counsel for all Notice Holders in respect of the General Resale Registration Statement (which counsel, as of the date of this Agreement, is hereby designated by the Notice Holders to be Latham & Watkins LLP); (b) with respect to any Demand Underwritten Offering, the Demand Underwritten Offering Designated Holder Counsel designated for such Demand Underwritten Offering pursuant to Section 3(b)(iii); and (c) with respect to any Piggyback Underwritten Offering, a single counsel that is designated and appointed, by one or more Notice Holders owning a majority of the Registrable Underlying Securities to be sold pursuant to such Piggyback Underwritten Offering (with written notice thereof to the Company by such Notice Holders), to serve as counsel for such Notice Holders in respect of such Piggyback Underwritten Offering (which counsel, as of the date of this Agreement, is hereby designated by the Notice Holders to be Latham & Watkins LLP).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“Form S-3” means Form S-3 under the Securities Act, or any successor form thereto.

“GCM Investor Agreement” means that certain Investor Rights Agreement, dated April 1, 2024, by and between the Company and LIF Vista, LLC, a Delaware limited liability company.

“General Primary Registration Statement” has the meaning set forth in Section 4(e).

“General Resale Registration Statement” means each registration statement under the Securities Act that is filed pursuant to Section 2 for the purposes set forth therein.

“General Resale Registration Statement Documents” means any General Resale Registration Statement, all pre- and post-effective amendments thereto, the related prospectus (including any preliminary prospectus), all supplements to such prospectus (including any preliminary prospectus supplements), the documents incorporated by reference in any of the foregoing and each related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act).

“General Resale Registration Statement Effectiveness Deadline Date” means the date that is six (6) months after the Initial Issue Date.

“General Resale Registration Statement Effectiveness Period” means the period that (a) begins on, and includes, the earlier of (i) the General Resale Registration Statement Effectiveness Deadline Date; and (ii) the first date the General Resale Registration Statement is effective under the Securities Act; and (b) ends on the first date when no Registrable Underlying Securities are outstanding.

“Holder” means, subject to Section 12, any Person that beneficially owns any Registrable Underlying Securities. For these purposes, a Person will be deemed to beneficially own any Registrable Underlying Securities issuable upon exchange of any other securities beneficially owned by such person.

“Holder Indemnified Person” mean each of the following Persons: (a) any Holder; (b) any Affiliate of any Holder; (c) any partner, director, officer, member, stockholder, employee, advisor or other representative of any Holder or its Affiliates; (d) each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (e) each successor of the foregoing Persons.

“Holder Information” means, with respect to any Holder, any information furnished in writing by or on behalf of such Holder to the Company expressly for use in any Registration Statement Document (including information in any Notice and Questionnaire delivered by such Holder to the Company).

“Indemnified Person” means any Company Indemnified Person or Holder Indemnified Person.

“Indemnifying Party” has the meaning set forth in Section 9(c)(i).

“Initial Issue Date” has the meaning set forth in the Certificate of Designations.

“Initial Notice and Questionnaire Deadline Date” means the date that is ten (10) calendar days before the first date that the relevant General Resale Registration Statement becomes effective under the Securities Act.

“Investment Agreement” means that certain Investment Agreement, dated as of October 24, 2023, among the Issuers and the Investors.

“Investor Designee” has the meaning set forth in the Investment Agreement.

“Investor Director” has the meaning set forth in the Investment Agreement.

“Investors” has the meaning set forth in the first paragraph of this Agreement.

“Issuer Indemnified Person” mean each of the following Persons: (a) either Issuer; (b) any Affiliate of either Issuer; (c) any partner, director, officer, member, stockholder, employee, advisor or other representative of either Issuer or its Affiliates; (d) each Person, if any, who controls either Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (e) each successor of the foregoing Persons.

“Issuer Registration Expenses” means all fees and expenses incurred by either Issuer in connection with its obligations pursuant to Section 2, 3, 4 or 6 (regardless of whether any Registration Statement is filed or becomes effective under the Securities Act or whether any Demand Underwritten Offering or Piggyback Underwritten Offering is consummated), including the following, to the extent applicable: (a) registration, qualification or filing fees of the SEC, the Financial Industry Regulatory Authority, Inc. or state securities or “blue sky” regulatory agencies; (b) fees incurred in connection with the listing, or the maintaining of any listing, of any Registrable Underlying Securities on any national securities exchange or inter-dealer quotation system; (c) the fees and disbursements of counsel for either Issuer or of any independent accounting firm for either Issuer; and (d) the reasonable and documented fees and out-of-pocket expenses of a single Designated Holder Counsel incurred in connection with the General Resale Registration Statement, a single Designated Holder Counsel incurred in connection with any Demand Underwritten Offering, or a single Designated Holder Counsel incurred in connection with any Piggyback Underwritten Offering; provided, however, that Issuer Registration Expenses will not include (i) any fees, expenses or disbursements of any counsel for any Holder, except fees and expenses of any Designated Holder Counsel that constitute Issuer Registration Expenses pursuant to clause (d) above; or (ii) any underwriting, brokerage or similar fees or discounts or selling commissions, or any stock transfer taxes (or any other taxes borne by any Holder), incurred in connection with the sale or other transfer of any Registrable Underlying Securities.

“Issuers” means the Company and the Subsidiary Issuer.

“Loss” means any loss, damage, expense, liability or claim (including reasonable costs of investigating or defending, and reasonable attorney’s fees and disbursements in connection with, the same).

“Managing Underwriters” means, with respect to any Demand Underwritten Offering or Piggyback Underwritten Offering, one or more registered broker-dealers that are designated in accordance with this Agreement to administer such offering.

“Material Disclosure Defect” has the following meaning with respect to any document: (a) if such document is of the type as to which the provisions of Section 11 of the Securities Act are applicable, that such document contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (b) in all other cases, that such document includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Maximum Successful Underwritten Offering Size” means, with respect to any Demand Underwritten Offering or Piggyback Underwritten Offering, the maximum number of securities that may be sold in such offering without adversely affecting the success of such offering, as advised by the Managing Underwriters for such offering to the Company and, in the case of a Demand Underwritten Offering, the applicable Demand Underwritten Offering Holder Representative.

“Non-Holder Securities” means any securities of the Company, or of any Person other than any Holder, to be included in any Piggyback Underwritten Offering.

“Notice and Questionnaire” means a duly completed and executed Notice and Questionnaire substantially in the form set forth in Exhibit A.

“Notice Holder” means, subject to Section 12, a Holder that has delivered a Notice and Questionnaire to the Company.

“Offering Launch Time” means, with respect to a Demand Underwritten Offering or Piggyback Underwritten Offering, the earliest of (a) the first date a preliminary prospectus (or prospectus supplement) for such offering is filed with the SEC; (b) the first date such offering is publicly announced; and (c) the date a definitive agreement is entered into with the Managing Underwriters respect to the such offering.

“Other Holder” means any Person, other than the Company or any Holder, exercising piggyback rights in a Piggyback Underwritten Offering other than pursuant to this Agreement.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Piggyback Registration Statement” means each registration statement under the Securities Act that registers any Piggyback Underwritten Offering that includes any Registrable Underlying Securities pursuant to Section 4.

“Piggyback Registration Statement Documents” means any Piggyback Registration Statement, all pre- and post-effective amendments thereto, the related prospectus (including any preliminary prospectus), all supplements to such prospectus (including any preliminary prospectus supplements), the documents incorporated by reference in any of the foregoing and each related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act).

“Piggyback Right” has the meaning set forth in Section 4(a)(ii).

“Piggyback Underwritten Offering” means a firmly underwritten public offering of the Common Stock that is registered under the Securities Act and pursuant to which the Company or other selling stockholders sell Common Stock to one or more underwriters for reoffering to the public for cash; provided, however, that the following will not constitute a Piggyback Underwritten Offering: (a) any Demand Underwritten Offering or any “Demand Underwritten Offering” as defined in the GCM Investor Agreement; (b) any “at-the-market” offering pursuant to which Common Stock is sold from time to time into an existing market at prices then prevailing; and (c) the filing or effectiveness of any registration statement under the Securities Act for one or more offerings on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (including “unallocated” or “kitchen sink” registration statements), or any amendment to such a registration statement; provided no firmly underwritten public offering of the type referred to in this definition is contemplated at the time of such filing or effectiveness.

“Piggyback Underwritten Offering Notice” has the meaning set forth in Section 4(a)(i).

“Piggyback Underwritten Offering Notice Deadline Date” means, with respect to any Piggyback Underwritten Offering, the seventh (7th) Business Days before the date of the Offering Launch Time for such Piggyback Underwritten Offering; provided, however, that if a new registration statement that is not an “automatic registration statement” (as defined in Rule 405 under the Securities Act) will be filed for such Piggyback Underwritten Offering, then the Piggyback Underwritten Offering Notice Deadline Date will instead be the fifth (5th) Business Days before the date such registration statement is initially filed with the SEC; provided, further, that if an “organizational” or similar meeting is held in connection with the commencement of the preparation for such Piggyback Underwritten Offering, then the Piggyback Underwritten Offering Notice Deadline will in no event be earlier than the date of such meeting.

“Proceeding” has the meaning set forth in Section 9(c)(i).

“Registrable Underlying Securities” means:

(a)       the Common Stock or other securities issued or issuable (including following a Common Stock Change Event) upon exchange of the Exchangeable Preferred Stock;

(b)       the Common Stock owned by Hill City Holdings, LP, a Delaware limited partnership; and

(c)       any securities issued, distributed or otherwise delivered with respect to any security referred to in clause (a) or (b) above upon any stock dividend, combination or split or other similar event or in connection with a Common Stock Change Event;

provided, however, that a security described in clause (a), (b) or (c) above will cease to be a Registrable Underlying Security upon the earliest to occur of the following events:

(x)       such security ceases to be outstanding; and

(y)       such security is sold or otherwise transferred in a transaction (including, for the avoidance of doubt, a transaction that is registered under the Securities Act) following which such security ceases to be a “restricted security” (as defined in Rule 144).

“Registration Statement” means any General Resale Registration Statement, Demand Underwriting Registration Statement or Piggyback Registration Statement.

“Registration Statement Documents” means any General Resale Registration Statement Documents, Demand Underwriting Registration Statement Documents or Piggyback Registration Statement Documents.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule thereto).

“Rule 415” means Rule 415 under the Securities Act (or any successor rule thereto).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

“Specified Courts” has the meaning set forth in Section 13(e).

“Subsidiary Issuer” means Shentel Broadband Holding Inc., a Delaware corporation and wholly owned subsidiary of the Company.

Rules of Construction. For purposes of this Agreement:

(a)       “or” is not exclusive;

(b)       “including” means “including without limitation”;

(c)       “will” expresses a command;

(d)       a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(e)       words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(f)       “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement, unless the context requires otherwise;

(g)       references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(h)       the exhibits, schedules and other attachments to this Agreement are deemed to form part of this Agreement.

Section 2.                General Resale Registration Statement.

(a)               Filing and Effectiveness of General Resale Registration Statement. Subject to Section 5, the Company will (i) prepare and file a General Resale Registration Statement with the SEC; and (ii) use commercially reasonable efforts to cause such General Resale Registration Statement to (x) become effective under the Securities Act no later than the General Resale Registration Statement Effectiveness Deadline Date; and (y) remain continuously effective, and usable for the resale or other transfer of Registrable Underlying Securities, under the Securities Act throughout the General Resale Registration Statement Effectiveness Period.

(b)               Contents of and Requirements for General Resale Registration Statement. The Company will cause the General Resale Registration Statement to satisfy the following requirements:

(i)                 Registration for Continuous Resale by Holders Under Rule 415. The General Resale Registration Statement will register, under the Securities Act, the offer and resale, from time to time on a continuous basis under Rule 415, of Registrable Underlying Securities by the Holders thereof as provided in Sections 2(b)(ii) and 2(c).

(ii)              Selling Securityholder Information. When it first becomes effective under the Securities Act, the General Resale Registration Statement will cover resales of Registrable Underlying Securities of Notice Holders identified in all Notice and Questionnaires delivered to the Company on or before the Initial Notice and Questionnaire Deadline Date. Thereafter, the General Resale Registration Statement will cover resales of Registrable Underlying Securities of Notice Holders as provided in Section 2(c). No Holder will be permitted to have any of its Registrable Underlying Securities covered by any General Resale Registration Statement pursuant to this Agreement unless and until it complies with Section 8(a). Notwithstanding anything to the contrary in Section 8(a) or this Section 2(b)(ii), the Company will not be excused of its obligations set forth in Section 2(a) as a result of the failure of any Holder to deliver a Notice and Questionnaire or otherwise comply with Section 8(a) and, if necessary, the Company will file and cause to be effective a General Resale Registration Statement pursuant to Section 2(a) without naming any Holder specifically; provided, the same is then permitted under the Securities Act and the interpretations and policies of the staff of the SEC thereunder.

(iii)            Plan of Distribution. The General Resale Registration Statement will provide for a plan of distribution in customary form (and reasonably satisfactory to the Holders) for resale registration statements of the type contemplated by this Agreement, including coverage for market transactions on a national securities exchange, privately negotiated transactions and transactions through broker-dealers acting as agent or principal. In addition, if the rules under the Securities Act then so permit, such plan of distribution will permit underwritten offerings (including “block” trades) through one or more registered broker-dealers acting as underwriters to be effected pursuant to one or more prospectus supplements that identify such underwriters (in addition to any other information that may then be required pursuant to the Securities Act); provided, however, that the Company will be under no obligation to effect any such underwritten offering pursuant to the General Resale Registration Statement except pursuant to Section 3.

(iv)             Form S-3. If the resales contemplated by the General Resale Registration Statement are then eligible to be registered by the Company on Form S-3, then the General Resale Registration Statement will be on such Form S-3.

(c)               Obligation to Make Filings to Name Additional Notice Holders. If any Holder delivers a Notice and Questionnaire to the Company after the Initial Notice and Questionnaire Deadline Date, then, subject to Section 5 and the other provisions of this Section 2(c), the Company will make such filing(s) with the SEC (including, if applicable, (w) a post-effective amendment, (x) a prospectus supplement, (y) any document that will be incorporated by reference in the General Resale Registration Statement upon its filing or (z) a new General Resale Registration Statement; provided that the Company will effect such filing by means of a prospectus supplement or a document referred to in the preceding clause (y) instead of a post-effective amendment or a new General Resale Registration Statement, if reasonably practicable and then permitted by the rules of the SEC) so as to enable such Holder to sell or otherwise transfer such Holder’s Registrable Underlying Securities identified in such Notice and Questionnaire pursuant to the applicable General Resale Registration Statement and the related prospectus and, if applicable, prospectus supplement in accordance with the plan of distribution set forth therein. Subject to the next sentence, the Company will make such filing(s) as follows: (i) within sixty (60) calendar days after the date of such delivery (or, if such Notice and Questionnaire is delivered before the initial effective date of the General Resale Registration Statement or during a Blackout Period, such effective date or the last day of such Blackout Period, respectively), if a new General Resale Registration Statement is required (and the Company will use commercially reasonable efforts to cause such new General Resale Registration Statement to become effective under the Securities Act as soon as reasonably practicable); and (ii) in all other cases, within fifteen (15) calendar days after the date of such delivery (or, if such Notice and Questionnaire is delivered before the initial effective date of the General Resale Registration Statement or during a Blackout Period, such effective date or the last day of such Blackout Period, respectively). Notwithstanding anything to the contrary in this Section 2(c), the Company will in no event be required pursuant to this Section 2(c) to file more than one (1) new General Resale Registration Statement within any six (6) month period or more than one (1) other filing in any one (1) month period.

(d)               Filing of New General Resale Registration Statement; Designation of Existing Registration Statement. To the extent the Company deems doing so to be desirable or necessary to satisfy its obligations under this Agreement or to comply with applicable law (including, if applicable, to comply with Rule 415(a)(5)), the Company may file one or more new General Resale Registration Statements or designate an existing registration statement of the Company to constitute a General Resale Registration Statement for purposes of this Agreement; provided that each such new General Resale Registration Statement or existing registration statement satisfies the requirements of this Agreement. Each reference in this Agreement to the General Resale Registration Statement will, if applicable, be deemed to include each such new General Resale Registration Statement or existing registration statement, if any, mutatis mutandis. In addition, the first date any such existing registration statement is amended or supplemented to permit the offer and resale of Registrable Underlying Securities in the manner contemplated by this Agreement will be deemed, for purposes of Sections 6(b) and 6(e) and any related definitions, to be the initial filing date of such existing registration statement, and the first date such amended or supplemented existing registration statement is effective under the Securities Act and permits such the offers and resales will be deemed, for purposes of Sections 2(b)(ii), 2(c) and 6(e) and any related definitions, to be the initial effective date of such existing registration statement.

(e)               Where SEC Rules Do Not Require Naming Selling Securityholders. Notwithstanding anything to the contrary in this Section 2, if the applicable rules under the Securities Act, or interpretations thereof published by the staff of the SEC, are amended so as to permit Holders to resell their Registrable Underlying Securities pursuant to the General Resale Registration Statement without being named as a selling securityholder therein or in any related prospectus or prospectus supplement, then the Company may, at its election, amend any applicable General Resale Registration Statement Documents to identify the Holders generically in accordance with such rules and interpretations, in which event the Company will no longer have any obligation thereafter make any filings pursuant to Section 2(c) to the extent such filings are not necessary to permit any Holder to sell its Registrable Underlying Securities pursuant to the General Resale Registration Statement.

Section 3.                Demand Underwriting Registration Rights.

(a)               Right to Demand Underwriting Registrations. Subject to the other provisions of this Section 3, Notice Holders will have the right, exercisable by written notice satisfying the requirements of Section 3(b) (a “Demand Underwriting Registration Notice”) to the Company by any one or more Notice Holders (such Notice Holders, the “Demanding Notice Holders”), to require the Company to register, under the Securities Act, a firmly underwritten public offering (a “Demand Underwritten Offering”) of Registrable Underlying Securities in accordance with this Section 3; provided, however, that:

(i)                 no Demand Underwriting Registration Notice may be delivered, or will be effective, unless, at the time it is delivered, the Company has an effective registration statement on Form S-3 on file with the SEC (including, if applicable, the General Resale Registration Statement) that is available and permitted to be used to register the applicable Demand Underwritten Offering by means of one or more prospectus supplements to such registration statement;

(ii)              no Demand Underwriting Registration Notice may be delivered, or will be effective, if:

(1)               a prior Demand Underwritten Offering is pending or in process, and is not completed or withdrawn, at the time such Demand Underwriting Registration Notice is delivered;

(2)               a “Demand Underwritten Offering” as defined under the GCM Investor Agreement is pending or in process, and is not completed or withdrawn, at the time such Demand Underwriting Registration Notice is delivered; provided, however, that, notwithstanding the foregoing, the number of consecutive calendar days during which this Section 3(a)(ii)(2) may operate to prevent the delivery or effectiveness of a Demand Underwriting Registration Notice will in no event exceed twenty-eight (28) (regardless of the number of such “Demand Underwritten Offerings” pending, in process, completed or withdrawn during such period); provided, further, that Section 3(a)(ii)(2) will not apply, and will have no force or effect, at any time when the GCM Investor Agreement does not contain a reciprocal provision substantially to the effect of the foregoing with respect to the execution of a “Demand Underwritten Offering” as defined under the GCM Investor Agreement while a Demand Underwritten Offering under this Agreement is pending or in process, and is not completed or withdrawn;

(3)               it is delivered during a Blackout Period;

(4)               two (2) or more Demand Underwritten Offerings have been effected, during the eighteen (18) months immediately preceding the date on which such Demand Underwriting Registration Notice is delivered;

(5)               the Company has already effected five (5) or more Demand Underwritten Offerings pursuant to this Agreement; or

(6)               the aggregate market value of the Registrable Underlying Securities of such Notice Holder(s) to be included in the requested Demand Underwritten Offering is less than forty million dollars ($40,000,000); and

(iii)            at any time when a Holder has an Investor Designee serving as an Investor Director, such Holder will not be entitled to deliver a Demand Underwriting Registration Notice, and no Demand Underwriting Registration Notice of such Holder will be effective, in respect of a Demand Underwritten Offering proposed to be conducted during any period in which the Company Trading Policy would not permit such Holder to sell any of its Registrable Underlying Securities in such Demand Underwritten Offering.

(b)               Contents of Demand Underwriting Registration Notice. Each Demand Underwriting Registration Notice sent by any Demanding Notice Holder(s) must state the following:

(i)                 the name of, and contact information for, each such Demanding Notice Holder(s) and the number of the following securities held by each such Demanding Notice Holder: (1) shares of Exchangeable Preferred Stock issued pursuant to the Investment Agreement; and (2) Registrable Underlying Securities that are outstanding and were issued upon exchange of any Exchangeable Preferred Stock that was issued pursuant to the Investment Agreement;

(ii)              (1) the name of, and contact information for, a single natural Person (in such capacity, the “Demand Underwritten Offering Holder Representative”) who is appointed to serve as the representative of all Notice Holders in respect of the requested Demand Underwritten Offering with authority to make the decisions in respect thereof provided in this Section 3; and (2) a statement that each such Demanding Notice Holder consents to such appointment and authority;

(iii)            (1) the name of, and contact information for, a single counsel (in such capacity, the “Demand Underwritten Offering Designated Holder Counsel”) that is designated and appointed to serve as counsel for all Notice Holders in respect of the requested Demand Underwritten Offering; and (2) a statement that each such Demanding Notice Holder consents to such designation and appointment;

(iv)             the desired date of the Offering Launch Time for the requested Demand Underwritten Offering, which desired date cannot (without the Company’s consent, which will not be unreasonably withheld or delayed) be earlier than three (3) Business Days after the date such Demand Underwriting Registration Notice is delivered to the Company;

(v)               the number of Registrable Underlying Securities that are proposed to be sold by each such Demanding Notice Holder.

(c)               Participation by Notice Holders Other Than the Demanding Notice Holder(s). If the Company receives a Demand Underwriting Registration Notice sent by one or more Demanding Notice Holders but not by all Notice Holders, then:

(i)                 the Company will, within two (2) Business Days, send a copy of such Demand Underwriting Registration Notice to each Notice Holder, if any, other than such Demanding Notice Holders; and

(ii)              subject to Section 3(f), the Company will use commercially reasonable efforts to include, in the related Demand Underwritten Offering, Registrable Underlying Securities of any such Notice Holder that has requested such Registrable Underlying Securities to be included in such Demand Underwritten Offering pursuant to a joinder notice that complies with the next sentence.

To include any of its Registrable Underlying Securities in such Demand Underwritten Offering, a Notice Holder must deliver to the Company, no later than the Business Day after the date on which the Company sent a copy of such Demand Underwriting Registration Notice pursuant to subsection (i) above, a written instrument, executed by such Notice Holder, joining in such Demand Underwriting Registration Notice, which instrument contains the information set forth in Section 3(b)(v) with respect to such Notice Holder.

(d)               Certain Procedures Relating to Demand Underwritten Offerings.

(i)                 Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Underwriting Registration Notice, the Company will (1) designate a Demand Underwriting Registration Statement, in accordance with the definition of such term and this Section 3, for the related Demand Underwritten Offering; and (2) use commercially reasonable efforts to effect such Demand Underwritten Offering in accordance with the reasonable requests set forth in such Demand Underwriting Registration Notice or the reasonable requests of the Demand Underwritten Offering Holder Representative, and cooperate in good faith with the Demand Underwritten Offering Holder Representative in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Company will not be obligated to effect, or take any actions in respect of, any Demand Underwritten Offering during a Blackout Period or at any time when the securities proposed to be sold pursuant to such Demand Underwritten Offering are subject to any lock-up agreement (including pursuant to a prior Demand Underwritten Offering) that has not been waived or released. The Company will be entitled to rely on the authority of the Demand Underwritten Offering Holder Representative of any Demand Underwritten Offering to act on behalf of all Notice Holders that have requested any securities to be included in such Demand Underwritten Offering.

(ii)              Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Demand Underwritten Offering will be selected by the applicable Demand Underwritten Offering Holder Representative with the approval of the Company (which will not be unreasonably withheld or delayed).

(iii)            Authority of the Demand Underwritten Offering Holder Representative. The Demand Underwritten Offering Holder Representative for any Demand Underwritten Offering will have the following rights with respect to such Demand Underwritten Offering, which rights, if exercised, will be deemed to have been exercised on behalf of all Notice Holders that have requested any securities to be included in such Demand Underwritten Offering:

(1)               in consultation with the Managing Underwriters for such Demand Underwritten Offering, to determine the Offering Launch Time, which date must comply with limitations thereon set forth in Section 3(b)(iv);

(2)               to determine the structure of the offering, provided such structure is reasonably acceptable to the Company;

(3)               to negotiate any related underwriting agreement and it terms, including the amount of securities to be sold by the applicable Notice Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of their representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and

(4)               withdraw such Demand Underwritten Offering by providing written notice of such withdrawal to the Company.

(e)               Conditions Precedent to Inclusion of a Notice Holder’s Registrable Underlying Securities. Notwithstanding anything to the contrary in this Section 3, the right of any Notice Holder to include any of its Registrable Underlying Securities in any Demand Underwritten Offering will be subject to the following conditions:

(i)                 the execution and delivery, by such Notice Holder or it is duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Demand Underwritten Offering; and

(ii)              the provision by such Notice Holder, no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Demand Underwritten Offering.

(f)                Priority of Securities in Demand Underwritten Offerings. If the total number of securities requested to be included in a Demand Underwritten Offering pursuant to this Section 3 exceeds the Maximum Successful Underwritten Offering Size for such Demand Underwritten Offering, then:

(i)                 the number of securities to be included in such Demand Underwritten Offering will be reduced to an amount that does not exceed such Maximum Successful Underwritten Offering Size; and

(ii)              to effect such reduction,

(1)               the number of Non-Holder Securities included in such Demand Underwritten Offering will be reduced; provided, that the Company will have the right, in its sole discretion, to allocate such reduction of the Non-Holder Securities requested to be included in such Demand Underwritten Offering; and

(2)               if, after excluding all Non-Holder Securities from such Demand Underwritten Offering, the number of Registrable Underlying Securities of Notice Holders that have duly requested such Registrable Underlying Securities to be included in such Demand Underwritten Offering in accordance with this Section 3 exceeds such Maximum Successful Underwritten Offering Size, then number of Registrable Underlying Securities to be included in such Demand Underwritten Offering will be allocated pro rata based on the total number of Registrable Underlying Securities so requested by each such Notice Holder to be included in such Demand Underwritten Offering.

(g)               Covenant Regarding Piggyback Rights with Respect to Demand Underwritten Offering. The Company will not grant any Person (other than a Holder or Notice Holder) the right to include any securities of such Person in any Demand Underwritten Offering.

Section 4.                Piggyback Registration Rights.

(a)               Notice of Piggyback Underwritten Offering and Right to Participate Therein. Subject to the other provisions of this Section 4, if the Company proposes to engage in a Piggyback Underwritten Offering, then:

(i)                 no later than the Piggyback Underwritten Offering Notice Deadline Date for such Piggyback Underwritten Offering, the Company will send to each Notice Holder written notice (the “Piggyback Underwritten Offering Notice”) of such Piggyback Underwritten Offering setting forth the anticipated Offering Launch Time for the related Piggyback Underwritten Offering and the deadline (determined as provided in subsection (ii) below) by which the related Piggyback Right may be exercised; and

(ii)              each Notice Holder will have the right (the “Piggyback Right”) to include all or any portion of its Registrable Underlying Securities in such Piggyback Underwritten Offering, which right is exercisable by delivering, no later than three (3) Business Days after the date the Company sends such Piggyback Underwritten Offering Notice pursuant to subsection (i) above, written notice to the Company setting forth (1) the name of, and contact information for, such Notice Holder; and (2) the number of such Notice Holder’s Registrable Underlying Securities that such Notice Holder requests to be included in such Piggyback Underwritten Offering.

(b)               Certain Procedures Relating to Piggyback Underwritten Offerings.

(i)                 Obligations of the Company. Subject to the other terms of this Agreement, upon exercise of any Piggyback Rights to include any Notice Holder’s Registrable Underlying Securities in a Piggyback Underwritten Offering, the Company will use commercially reasonable efforts to include such Registrable Underlying Securities in such Piggyback Underwritten Offering and will cooperate in good faith with such Notice Holder in connection therewith.

(ii)              Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Piggyback Underwritten Offering will be selected by the Company in its sole discretion.

(iii)            Right of the Company to Control Offering Procedures, Timing and Related Matters. Notwithstanding anything to the contrary in this Agreement, the Company will have the following rights with respect to each Piggyback Underwritten Offering:

(1)               to determine the Offering Launch Time and timing for such Piggyback Underwritten Offering;

(2)               to determine the structure of the offering, provided such structure is reasonable and customary;

(3)               to negotiate any related underwriting agreement and it terms, including the amount of securities to be sold by the Company or persons other than Notice Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Notice Holders whose Registrable Underlying Securities are included in such Piggyback Underwritten Offering will have the right to negotiate in good faith all of their respective representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and

(4)               to terminate such Piggyback Underwritten Offering in its sole discretion; provided, that the Company will provide notice of any such termination to all Notice Holders whose Registrable Underlying Securities were to be included in such Piggyback Underwritten Offering.

(c)               Conditions Precedent to Inclusion of a Notice Holder’s Registrable Underlying Securities. Notwithstanding anything to the contrary in this Section 4, the right of any Notice Holder to include any of its Registrable Underlying Securities in any Piggyback Underwritten Offering upon exercise of the Piggyback Rights therefor will be subject to the followings conditions:

(i)                 the execution and delivery, by such Notice Holder or it is duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Piggyback Underwritten Offering; and

(ii)              the provision, by such Notice Holder no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Piggyback Underwritten Offering.

(d)               Priority of Securities in Piggyback Underwritten Offerings. If the total number of securities proposed to be included in a Piggyback Underwritten Offering pursuant to this Section 4 exceeds the Maximum Successful Underwritten Offering Size for such Piggyback Underwritten Offering, then:

(i)                 the number of securities to be included in such Piggyback Underwritten Offering will be reduced to an amount that does not exceed such Maximum Successful Underwritten Offering Size, with such number to be allocated:

(1)               first, to the Company or such other Person(s) initiating such Piggyback Underwritten Offering;

(2)               second, among (A) the Notice Holders that have duly requested that all or any portion of their Registrable Underlying Securities be included in such Piggyback Underwritten Offering in accordance with this Section 4, allocated pro rata based on the total number of Registrable Underlying Securities so requested by each such Notice Holder to be included in such Piggyback Underwritten Offering; and (B) the Other Holders, if any, that are exercising piggyback rights in connection with such Piggyback Underwritten Offering pursuant to the GCM Investor Agreement; provided, however, that the number of securities excluded pursuant to clause (B) above (expressed as a percentage of the total number of securities requested by such Other Holders to be included in such Piggyback Underwritten Offering) will in no event be greater than the number of Registrable Underlying Securities excluded pursuant to clause (A) above (expressed as a percentage of the total number of Registrable Underlying Securities so requested by Notice Holders to be included in such Piggyback Underwritten Offering); and

(3)               third, to other Persons that are exercising piggyback rights in connection with such Piggyback Underwritten Offering (other than pursuant to this Agreement or the GCM Investor Agreement) in such manner as determined by the Company.

(e)               Filing of General Shelf Registration Statements. If, at any time when any Piggyback Rights then exist and have not lapsed in accordance with Section 10, the Company files a registration statement (a “General Primary Registration Statement”) under the Securities Act on Form S-3 that contemplates a primary offering by the Company that would also constitute a Piggyback Underwritten Offering (whether immediately or on a delayed basis in accordance with Rule 415 under the Securities Act), then the Company will include, in such General Primary Registration Statement, such statements or disclosures, if any, that would be necessary to be included therein at the time of its effectiveness under the Securities Act to permit offers and sales of Registrable Underlying Securities by Notice Holders to be made pursuant to such General Primary Registration Statement in accordance with this Section 4 if Piggyback Rights with respect thereto were exercised; provided, however, that this Section 4(e) will not apply:

(i)                 at any time when the General Resale Registration Statement (or any other registration statement of the Company that would then permit offers and sales of Registrable Underlying Securities as described above) is effective under the Securities Act, and a common prospectus or prospectus supplement is eligible to be used pursuant to Rule 429 under the Securities Act (or any successor rule) with the General Resale Registration Statement (or such other registration statement) and the General Primary Registration Statement in manner that would permit offers and sales of Registrable Underlying Securities as described above; or

(ii)              offers and sales of Registrable Underlying Securities as described above would be permitted to be made by a prospectus supplement, to the prospectus included in such General Primary Registration Statement, filed in accordance with Rule 430B under the Securities Act, without the need to include any additional statements or disclosures in such General Primary Registration Statement at the time of its effectiveness.

Section 5.                Blackout Periods.

(a)               Generally. Notwithstanding anything to the contrary in this Agreement, but subject to Section 5(b), if there occurs or exists any pending corporate development, filing with the SEC or any other event, in each case that, in the Company’s reasonable judgment, makes it appropriate to suspend the availability of any Registration Statement or any pending or potential Demand Underwritten Offering, then:

(i)                 the Company will send notice (a “Blackout Commencement Notice”) to each Notice Holder of such suspension (without setting forth therein any material non-public information);

(ii)              the Company’s obligations under Section 2 or otherwise with respect to the General Resale Registration Statement, under Section 3 or otherwise with respect to any Demand Underwriting Registration Notice, or under Section 4 or otherwise with respect to any Piggyback Underwritten Offering, in each case including and any related obligations of the Company under Section 6, will be suspended until the related Blackout Period has terminated;

(iii)            upon its receipt of such Blackout Commencement Notice, each Holder agrees to comply with its obligations set forth in Section 8(c); and

(iv)             upon the Company’s determination that such suspension is no longer needed or appropriate, the Company will send notice (a “Blackout Termination Notice,” and the period from, and including, the date the Company sends such Blackout Commencement Notice to, and including, the date the Company sends such Blackout Termination Notice, a “Blackout Period”) to each Notice Holder of the termination of such suspension (without setting forth therein any material non-public information).

(b)               Limitation on Blackout Periods. No single Blackout Period can extend beyond forty five (45) calendar days; and the total number of calendar days in all Blackout Periods cannot exceed an aggregate of ninety (90) (or, with respect to any Holder whose Investor Designee is an Investor Director, one hundred twenty (120)) calendar days in any period of twelve (12) full calendar months.

(c)               Company’s Representation Regarding Material Non-Public Information. The Company represents and warrants that no Blackout Commencement Notice or Blackout Termination Notice will set forth any material non-public information (it being understood, for the avoidance of doubt, that the Company makes no representation regarding whether the delivery of such Blackout Termination Notice or Blackout Commencement Notice, in itself, constitutes material non-public information).

Section 6.                Certain Registration and Related Procedures.

(a)               Compliance with Registration Obligations and Securities Act; SEC Staff Comments. Subject to Section 5, the Company will use commercially reasonable efforts to make such filings with the SEC as may be necessary to comply with its obligations under Section 2, Section 3 and Section 4 and to cause each Registration Statement to comply with the Securities Act and other applicable law, including, if applicable, the filing of any Registration Statement Documents to comply with Section 10(a)(3) of the Securities Act and Rule 3-12 of Regulation S-X under the Securities Act, to amend such Registration Statement to cause the same to be on a form for which the Company and the transactions contemplated thereby are eligible, and to address any comments received from the staff of the SEC. The Company will otherwise comply in all material respects with the Securities Act and other applicable law in the discharge of its obligations under Section 2, Section 3 and Section 4.

(b)               Opportunity for Review by Notice Holders. The Company will provide each Notice Holder with a reasonable opportunity to comment on draft copies of the initial filing of the General Resale Registration Statement, each pre-effective and post-effective amendment thereto, and each related prospectus supplement, before the same is filed with the SEC, and the Company will use commercially reasonable efforts to give effect to comments timely received by it from such Notice Holders in its reasonable discretion; provided, however, that in the case of a prospectus supplement that solely supplements or amends selling securityholder information and is filed pursuant to Rule 424(b)(7) under the Securities Act (or any successor rule), the Company will be required to provide such opportunity only to those Notice Holders named therein. Each Notice Holder whose Registrable Underlying Securities are to be sold pursuant to a Demand Underwriting Registration Statement in accordance with this Section 3 or a Piggyback Registration Statement in accordance with Section 4 will be afforded the same rights set forth in the preceding sentence with respect to any prospectus supplement or other Registration Statement Document relating to such Registration Statement, which prospectus supplement or other Registration Statement Document names such Notice Holder.

(c)               Blue Sky Qualification. The Company will use commercially reasonable efforts to qualify the offer and sale of Registrable Underlying Securities in the manner contemplated by the General Resale Registration Statement (or any other applicable Registration Statement, to the extent any Registrable Underlying Securities are to be sold pursuant thereto in accordance with Section 3 or Section 4, as applicable) under the securities or “blue sky” laws of those jurisdictions within the United States as the Notice Holders or the Managing Underwriters, as applicable, may reasonably request in writing and to maintain such qualification, once obtained, during the General Resale Registration Statement Effectiveness Period (in the case of the General Resale Registration Statement) or until the completion of the offering contemplated thereby (in the case of any other Registration Statement), and the Company will use commercially reasonable efforts to cooperate with such Notice Holders or the Managing Underwriters, as applicable, in connection with the same, except, in each case, to the extent such qualification is not required in connection with such offer and sale (including as a result of preemption by federal law pursuant to Section 18 of the Securities Act (or any successor provision)); provided, however, that no Issuer will be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) take any action that would subject it to general service of process in suits (other than those arising out of the offer or sale of Registrable Underlying Securities or in connection with this Agreement) in any jurisdiction where it is not then so subject; or (iii) take any action that would subject it to taxation in any jurisdiction where it is not then so subject.

(d)               Prevention and Lifting of Suspension Orders. The Company will use commercially reasonable efforts to prevent the issuance (or, if issued, to obtain the withdrawal as promptly as practicable) of any order suspending the effectiveness of the General Resale Registration Statement (or any other Registration Statement, to the extent any Underlying are to be sold pursuant thereto in accordance with Section 3 or Section 4, as applicable) under the Securities Act or suspending any qualification referred to in Section 6(c).

(e)               Notices of Certain Events. The Company will provide notice of the following events to each Notice Holder as soon as reasonably practicable:

(i)                 the filing with the SEC of the General Resale Registration Statement, any pre- or post-effective amendment thereto or any related prospectus, prospectus supplement or “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(ii)              the effectiveness under the Securities Act, of the General Resale Registration Statement or any amendment thereto;

(iii)            the receipt, by the Company, of any request by the staff of the SEC or any other governmental authority for any amendment or supplement to the General Resale Registration Statement;

(iv)             the issuance, by the SEC or any other governmental authority, of any stop order suspending the effectiveness of the General Resale Registration Statement or the receipt, by the Company, of any written notice that proceedings for such purpose have been initiated or threatened;

(v)               the receipt, by the Company, of any written notice (x) of the suspension of the qualification or exemption from qualification of the offer and sale of the Registrable Underlying Securities in any jurisdiction; or (y) that proceedings for such purpose have been initiated or threatened;

(vi)             the withdrawal or lifting of any suspension referred to in clause (iv) or (v) above; and

(vii)          that the Company has determined that the use of the General Resale Registration Statement must be suspended (which notice may, at the Company’s discretion, state that it constitutes a Blackout Commencement Notice), including as a result of the occurrence of any event that causes any of the General Resale Registration Statement Documents to have a Material Disclosure Defect or to cease to comply with applicable law;

provided, however, that (x) the Company need not provide any such notice during a Blackout Period; and (y) in no event will this Section 6(e) require the Company to, and in no event will the Company, provide any information that they in good faith determine would constitute material non-public information.

In addition, during the pendency of any Demand Underwritten Offering pursuant to Section 3 or any Piggyback Underwritten Offering pursuant to Section 4, but other than during a Blackout Period, each Notice Holder whose Registrable Underlying Securities are to be sold in such offering pursuant to the related Demand Underwriting Registration Statement or Piggyback Registration Statement, as applicable, will be afforded the same notice set forth in the preceding sentence with respect to the events set forth in clauses (i) through (vii), inclusive, of this Section 6(e) relating to such Registration Statement.

(f)                Remediation of Material Disclosure Defects. Subject to Section 5, the Company will, as promptly as practicable after determining that any Registration Statement Document contains a Material Disclosure Defect, prepare and file with the SEC (and, if applicable, use commercially reasonable efforts to cause the same to become effective under the Securities Act as promptly as practicable) such appropriate additional Registration Statement Document(s) so as to cause the applicable Registration Statement Document(s) to thereafter not contain any Material Disclosure Defect.

(g)               Listing of Registrable Underlying Securities. The Company will use commercially reasonable efforts to cause the Registrable Underlying Securities to be listed for trading on each U.S. national securities exchange, if any, on which securities of the same class of the Company are then so listed.

(h)               Provision of Copies of the Prospectus. At its expense, the Company will provide, to Notice Holders and the Managing Underwriters, if any, such number of copies of the prospectus relating to the applicable Registration Statement or any related prospectus supplement or “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) as such Notice Holders or Managing Underwriters, as applicable, may reasonably request; provided, however, that the Company need not provide any document pursuant to this Section 6(h) that is publicly available on the SEC’s EDGAR system (or any successor thereto).

(i)                 Holders Cannot Be Identified as Underwriters Without Consent. The Company will not expressly name or identify any Holder as an “underwriter” in any Registration Statement Document without such Holder’s prior written consent (including consent provided in a Notice and Questionnaire); provided, however, that nothing in this Section 6(i) will require the consent of any Holder in connection with the inclusion in any Registration Statement Document of customary language, without specifically naming any Holder, that selling securityholders may in certain circumstances be considered to be underwriters under federal securities laws.

(j)                 Due Diligence Matters. Upon reasonable notice and at reasonable times during normal business hours, the Company will make available for inspection, by a representative of each Notice Holder, and the Managing Underwriters, if any, and attorneys or accountants retained by such Notice Holder or Managing Underwriters, as applicable, customary due diligence information.

(k)               Earnings Statement. The Company will use commercially reasonable efforts to comply with its reporting obligations under Section 13(a) or 15(d) of the Exchange Act in such manner, as contemplated under Rule 158 under the Securities Act, so as to make generally available to its securityholders an earnings statement covering the twelve (12) month period referred to in Section 11(a) of the Securities Act, as it relates to each applicable Registration Statement, in the manner contemplated by, and otherwise in compliance with, such Section 11(a).

(l)                 Settlement of Transfers and De-Legending. The Company will use commercially reasonable efforts to cause the Company’s transfer agent (or any other securities custodian for any Registrable Underlying Securities) to cooperate in connection with the settlement of any transfer of Registrable Underlying Securities pursuant to any Registration Statement, including through the applicable Depositary. If any such Registrable Underlying Securities so transferred are represented by a certificate bearing a legend referring to transfer restrictions under the Securities Act, then the Company will, if appropriate, cause such Registrable Underlying Securities to be reissued in the form of one or more certificates not bearing such a legend.

(m)             Certain Covenants Relating to Underwritten Offerings. The following covenants will apply, in each case to the extent applicable, in connection with any Piggyback Underwritten Offering that includes any Registrable Underlying Securities, or any Demand Underwritten Offering:

(i)                 Underwriting Agreement and Related Matters. The Company will (1) execute and deliver any customary underwriting agreement or other agreement or instrument reasonably requested by the Managing Underwriters for such offering; (2) use commercially reasonable efforts to cause such customary legal opinions, comfort letters, “lock-up” agreements and officers’ certificates to be delivered in connection therewith; and (3) cooperate in good faith with such Managing Underwriters in connection with the disposition of Registrable Underlying Securities pursuant to such offering.

(ii)              Marketing and Roadshow Matters. The Company will cooperate in good faith with the Managing Underwriters for such offering in connection with any marketing activities relating to such offering.

(iii)            FINRA Matters. The Company will cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. in connection with such offering.

Section 7.                Expenses. All Issuer Registration Expenses will be borne by the Company. All fees and expenses that are incurred by any Holder in connection with this Agreement, and that are not Issuer Registration Expenses, will be borne by such Holder.

Section 8.                Certain Agreements and Representations of the Holders.

(a)               Provision of Information. Notwithstanding anything to the contrary in this Agreement, no Holder will be entitled to any benefits under this Agreement until it has executed and delivered a Notice and Questionnaire to the Company. Each Holder represents that the information included in any such Notice and Questionnaire is accurate in all material respects and covenants, during the term of this Agreement, to promptly provide notice to the Company if any such information thereafter ceases to be accurate in all material respects. Each Holder authorizes the Company to assume the accuracy and completeness of all information contained in the most recent Notice and Questionnaire executed and delivered by such Holder. Each Holder will (i) provide, as soon as reasonably practicable, such other information as the Company may reasonably request in connection with the performance of the Company’s obligations under this Agreement; and (ii) promptly notify the Company upon becoming aware that any information relating to such Holder and included in any Registration Statement Document contains a Material Disclosure Defect.

(b)               Use of Offering Materials. Each Holder agrees that, without the prior written consent of the Company, it will not offer or sell any Registrable Underlying Securities by means of any written communication other than the latest prospectus or prospectus supplement provided to such Holder by either Issuer (or on file on SEC’s EDGAR system (or any successor thereto)) relating to the applicable Registration Statement, and any related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) authorized for such use by either Issuer.

(c)               Covenants Relating to Blackout Periods. Each Holder agrees that, upon its receipt of a Blackout Commencement Notice, such Holder will not effect any sale or other transfer of Registrable Underlying Securities pursuant to any Registration Statement, and will not distribute any Registration Statement Document, until such Holder has received a subsequent Blackout Termination Notice.

Section 9.                Indemnification and Contribution.

(a)               Indemnification by the Company. The Company will indemnify, defend and hold harmless each Holder Indemnified Person from and against (and will reimburse such Holder Indemnified Person, as incurred, for) any Losses that, jointly or severally, such Holder Indemnified Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such Losses arise out of or are based on (i) any Material Disclosure Defect or alleged Material Disclosure Defect in any Registration Statement Document; or (ii) any violation by either Issuer of the Securities Act, the Exchange Act or any other U.S. federal securities laws, or any U.S. state securities or “blue sky” laws, in connection with any Registration Statement Document; provided, however, that the Company will have no obligations under this Section 9(a) in respect of any Losses insofar as such Losses arise out of or are based on (i) any sale by such Holder, pursuant to the General Resale Registration Statement, of Registrable Underlying Securities either (x) during a Blackout Period in breach of such Holder’s covenant set forth in Section 5(a)(iii); or (y) without delivery, if required by the Securities Act, of the most recent related prospectus or prospectus supplement provided to such Holder by the Company pursuant to Section 6(h) (or on file on SEC’s EDGAR system (or any successor thereto)), except, in the case of this clause (y), to the extent the same is deemed to have been delivered through compliance with Rule 172 under the Securities Act or any similar rule; or (ii) any Material Disclosure Defect or alleged Material Disclosure Defect included in any Registration Statement Document in conformity with the Holder Information of any Holder.

(b)               Indemnification by the Holders. Each Person that is a Holder that is a signatory to this Agreement or that is a Notice Holder, severally and not jointly, will indemnify, defend and hold harmless each Issuer Indemnified Person from and against (and will reimburse such Issuer Indemnified Person, as incurred, for) any Losses that, jointly or severally, such Issuer Indemnified Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such Losses arise out of or are based on (i) any Material Disclosure Defect or alleged Material Disclosure Defect in any Registration Statement Document, which Material Disclosure Defect or alleged Material Disclosure Defect is included therein in conformity with the Holder Information of such Holder; and (ii) any sale by such Holder, pursuant to the General Resale Registration Statement, of Registrable Underlying Securities either (x) during a Blackout Period in breach of such Holder’s covenant set forth in Section 5(a)(iii); or (y) without delivery, if required by the Securities Act, of the most recent related prospectus or prospectus supplement provided to such Holder by the Company pursuant to Section 6(h) (or on file on SEC’s EDGAR system (or any successor thereto)), except, in the case of this clause (y), to the extent the same is deemed to have been delivered through compliance with Rule 172 under the Securities Act or any similar rule; provided, however, that in no event will the liability of any Holder pursuant to this Section 9(b) exceed a dollar amount equal to the proceeds received by such Holder (less any related discounts, commissions, transfer taxes, fees or other expenses) from the sale of the Registrable Underlying Securities giving rise to the related indemnification obligation under this Section 9(b).

(c)               Indemnification Procedures.

(i)                 Notice of Proceedings. If any claim, action, suit or proceeding (each, a “Proceeding”) is made or commenced against any Indemnified Person in respect of which indemnity is or may be sought from any Person (in such capacity, the “Indemnifying Party”) pursuant to Section 9(a) or Section 9(b), then such Indemnified Person will promptly notify the such Indemnifying Party in writing of such Proceeding; provided, however, that the failure to so notify such Indemnifying Party will not relieve such Indemnifying Party from any liability that it may have to such Indemnified Person or otherwise, except to the extent that such Indemnifying Party is materially prejudiced by such failure, as determined by a court of competent jurisdiction in a non-appealable, final judgment.

(ii)              Defense of Proceedings; Employment of Counsel. Subject to the next sentence, upon its receipt of the notice referred to in Section 9(c)(i) in respect of a Proceeding, the Indemnifying Party will assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Person and payment of all fees and expenses. Such Indemnified Person will also have the right to employ its own counsel in such Proceeding at such Indemnified Person’s expense; provided, however, that such Indemnifying Party will be responsible for, and pay as incurred, the reasonable and documented fees and expenses of such counsel if (1) such Indemnifying Party authorized, in writing, the employment of such counsel in connection with the defense of such Proceeding; (2) such Indemnifying Party fails, within thirty (30) days after its receipt of the notice referred to in Section 9(c)(i), to employ counsel to defend such Proceeding; or (3) such Indemnified Person reasonably concludes that there may be defenses available to such Indemnified Person that are different from, in addition to, or in conflict with, those available to such Indemnifying Party (in which case of this clause (3), such Indemnifying Party will not have the right to direct the defense of such Proceeding on behalf of such Indemnified Person). Notwithstanding anything to the contrary in this Section 9(c)(ii), in no event will any Indemnifying Party be liable for the fees or expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the Indemnified Person(s) who are parties to such Proceeding.

(iii)            Settlements of Proceedings. An Indemnifying Party will not be liable pursuant to Section 9(a) or Section 9(b), as applicable, or this Section 9(c) for any settlement of any Proceeding except as provided in the next sentence. If any Proceeding is settled, then the Indemnifying Party will indemnify and hold harmless each Indemnified Person that is subject to such settlement from and against any Losses incurred by such Indemnified Person by reason of such settlement, if:

(1)               such Indemnifying Party effected, or otherwise provided its written consent to, such settlement (which consent will not be unreasonably withheld or delayed); or

(2)               (A) such Indemnified Person has requested such Indemnifying Party to reimburse such Indemnified Person for any fees and expenses of counsel as contemplated by Section 9(c)(ii); (B) such settlement is entered into more than sixty (60) Business Days after such Indemnifying Party has received such request; (C) such Indemnifying Party has not fully reimbursed such Indemnified Person in accordance with such request before the date of such settlement; and (D) such Indemnified Person has given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle.

The Indemnifying Party will not effect any settlement of any Proceeding without the prior written consent of the applicable Indemnified Person(s), unless such settlement (1) includes an unconditional release of such Indemnified Person(s) from all liability on the claims that are the subject matter of such Proceeding; (2) does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Person(s); and (3) does not purport to bind the Indemnified Persons(s) to perform or refrain from performing any act (excluding any provision providing for the payment of money by the Indemnified Persons(s), which, for the avoidance of doubt, will be subject to the indemnity provided in the second sentence of this Section 9(c)(iii)).

(d)               Contribution Where Indemnification Not Available. If the indemnification provided for in this Section 9 is unavailable to any Indemnified Person, or is insufficient to hold any Indemnified Person harmless, in respect of any Losses referred to in the preceding provisions of this Section 9, then each applicable Indemnifying Party, severally and not jointly, will contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions, or the actions or non-actions, as applicable, that resulted in such Losses, as well as other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, will be determined by reference to, among other things, whether any applicable Material Disclosure Defect or alleged Material Disclosure Defect, or any relevant action or non-action, as applicable, relates to information supplied, or was taken or made, as applicable, by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Material Disclosure Defect or alleged Material Disclosure Defect, or such action or non-action, as applicable. The amount paid or payable by an Indemnified Person as a result of any Losses referred to in this Section 9(d) will include any legal or other fees or expenses reasonably incurred by such Indemnified Person in connection with investigating, preparing to defend or defending the related Proceeding.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Holders were treated as one Person for such purpose) or by any other allocation method that does not take account of the equitable considerations referred to in the preceding paragraph. Notwithstanding anything to the contrary in the preceding paragraph, no Holder will be required to contribute any amount in excess of the amount by which the proceeds received by such Holder (less any related discounts, commissions, transfer taxes, fees or other expenses) from the sale of Registrable Underlying Securities giving rise to the related contribution obligation under this Section 9(b) exceeds the amount of any damage that such Holder has otherwise been required to pay by reason of the relevant Material Disclosure Defect or alleged Material Disclosure Defect, or the relevant action or non-action, as applicable. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 9(d) are several and not joint.

(e)               Remedies Not Exclusive. The remedies provided for in this Section 9 are not exclusive and will not limit, and will be in addition to, any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

Section 10.            Termination of Registration Rights. Notwithstanding anything to the contrary in this Agreement, this Agreement (other than Sections 7, 9, 13(d), 13(e), 13(h), 13(i), 13(j) and 13(k)) will terminate upon the first date on which no Registrable Underlying Securities are outstanding.

Section 11.            Rule 144. With a view towards enabling the Holders to resell their Registrable Underlying Securities pursuant to Rule 144 under the Securities Act, the Company agrees that, until its obligations pursuant to Section 2 have terminated pursuant to Section 10, the Company will (a) use commercially reasonable efforts to timely file (after giving effect to any available grace periods) such reports with the SEC as may be necessary to satisfy the requirements of Rule 144(c) for so long as such requirements would be applicable to the resale of Registrable Underlying Securities pursuant to Rule 144; and (b) take such further action as any Notice Holder may reasonably request to enable such Notice Holder sell its Registrable Underlying Securities pursuant to Rule 144.

Section 12.            Subsequent Holders. Each Person that acquires any Registrable Underlying Securities from any Holder will, to the extent such securities continue to constitute Registrable Underlying Securities in the hands of such Person, become a Holder until such time as such person thereafter ceases to satisfy the definition of such term; provided, however, that such Person will not be entitled to the benefits of this Agreement (and will be deemed not to be a Holder or a Notice Holder) unless such Person executes and delivers a Notice and Questionnaire to the Company agreeing to be bound by the terms of this Agreement.

Section 13.            Miscellaneous.

(a)               Notices. The Company will send all notices or communications to any Holder pursuant to this Agreement either (a) in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to such Holder’s address as set forth in the latest Notice and Questionnaire of such Notice Holder delivered to the Company (or, if such Holder has not delivered any Notice and Questionnaire, as set forth in the Company’s registrar); or (b) by email to the email address specified in such Notice and Questionnaire (which email will be deemed to constitute notice in writing for purposes of this Agreement).

Any notice or communication by any Holder to either Issuer will be deemed to have been duly given if in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to offices of the Company at the following address (or at such other address as may be hereafter specified by notice to the Holders by the Company):

Shenandoah Telecommunications Company

500 Shentel Way

Edinburg, Virginia 22824

Attention: General Counsel

Email: *****

with a copy (which will not constitute notice) to:

Hunton Andrews Kurth LLP

951 East Byrd Street

Richmond, Virginia 23219

Attention: Steven M. Haas

Email: shaas@huntonak.com

and

Hunton Andrews Kurth LLP

600 Travis Street

Suite 4200

Houston, Texas 77002

Attention: J.A. Glaccum

Email: j.a.glaccum@huntonak.com

(b)               Amendments and Waivers. This Agreement, or any provision of this Agreement, may be amended, modified, waived or superseded only by a written instrument that is executed by the Company and by one or more Holders whose aggregate As-Exchanged Exchangeable Preferred Stock Ownership Percentage exceeds fifty percent (50%), and any such amendment, modification, waiver or supersession so executed will be binding upon the Company and all Holders; provided, however, that:

(i)                 a waiver with respect to any particular Holder’s rights under this Agreement will be effective as to such Holder if reflected in a written instrument executed by such Holder, provided such waiver does not adversely affect the rights of any other Holder;

(ii)              a waiver of any rights of the Holders in respect of any Piggyback Underwritten Offering will be effective if reflected in a written instrument executed by Notice Holders holding a majority of the total number of Registrable Underlying Securities of Notice Holders proposed to be sold in such Piggyback Underwritten Offering;

(iii)            Piggyback Rights with respect to any particular registration statement under the Securities Act may be waived, on behalf of all Holders, by a written instrument executed by one or more Holders whose aggregate As-Exchanged Exchangeable Preferred Stock Ownership Percentage exceeds fifty percent (50%); and

(iv)             a waiver of any rights of the Holders in respect of any Demand Underwritten Offering will be effective if reflected in a written instrument executed by Notice Holders holding a majority of the total number of Registrable Underlying Securities of Notice Holders proposed to be sold in such Demand Underwritten Offering.

For purposes of determining whether any such amendment, modification, waiver or supersession is executed by Holders of the requisite number of securities, the Company may, absent manifest error, conclusively rely on information contained in its registrar or in any Notice and Questionnaire.

No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, and no waiver, or single or partial exercise of, any such right, power or privilege will preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

(c)               Third Party Beneficiaries. Subject to Section 12, this Agreement will be binding on, inure to the benefit of and be enforceable by, each Holder and its successors and assigns.

(d)               Governing Law; Waiver of Jury Trial. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND EACH HOLDER (BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, A JOINDER TO THIS AGREEMENT OR A NOTICE AND QUESTIONNAIRE) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(e)               Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated by this Agreement may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York, in each case located in the City of New York (collectively, the “Specified Courts”), and each of the Company and each Holder irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail (to the extent allowed under any applicable statute or rule of court) to the address of the relevant party set forth in Section 13(a) will be effective service of process for any such suit, action or proceeding brought in any such court. Each of the Company and each Holder (by its execution and delivery of this Agreement, a joinder to this Agreement or a Notice and Questionnaire) irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim any such suit, action or other proceeding has been brought in an inconvenient forum.

(f)                No Adverse Interpretation of Other Agreements.. This Agreement may not be used to interpret any other agreement of the Company or its subsidiaries or of any other Person, and no such agreement may be used to interpret this Agreement.

(g)               Successors. All agreements of the Company in this Agreement will bind its successors.

(h)               Severability. If any provision of this Agreement is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(i)                 Counterparts. The parties may sign any number of copies of this Agreement. Each signed copy will be an original, and all of them together represent the same agreement. Delivery of an executed counterpart of this Agreement by facsimile, electronically in portable document format or in any other format will be effective as delivery of a manually executed counterpart.

(j)                 Table of Contents, Headings, Etc. The table of contents and the headings of the Sections and Subsections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions of this Agreement.

(k)               Entire Agreement. This Agreement, including Exhibit A, constitutes the entire agreement of the parties with respect to the specific subject matter of this Agreement and supersedes in their entirety all other agreements or understandings (whether written or oral) between or among the parties with respect to such specific subject matter.

(l)                 Specific Performance. The Company (a) agrees that any failure by it to comply with its obligations under this Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, and, that upon any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under this Agreement; and (b) hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

Shenandoah Telecommunications Company

By:	/s/ Christopher E. French
	Name:	Christopher E. French
	Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

ECP Fiber Holdings, LP

By: ECP Fiber Holdings GP, LLC
Its: General Partner

By:	/s/ Matthew DeNichilo
	Name:	Matthew DeNichilo
	Title:	Chief Executive Officer

Hill City Holdings, LP

By: Hill City Holdings GP, LLC
Its: General Partner

By:	/s/ Matthew DeNichlio
	Name:	Matthew DeNichlio
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]